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                                                                    EXHIBIT 99.1


AREA BANCSHARES CORPORATION
--------------------------------------------------------------------------------


January 22, 2001


FOR IMMEDIATE RELEASE

                       AREA BANCSHARES CORPORATION REPORTS
                     RECORD CORE OPERATING EARNINGS FOR 2000

         OWENSBORO, KY - January 22, 2001 - AREA Bancshares Corporation (NASDAQ:
AREA) (www.areabancshares.com), Kentucky's largest bank holding company, today reported record annual core operating earnings of $30.57 million, or $1.24 per diluted share, increases of 19.5 percent and 24.0 percent, respectively, over 1999. Core operating earnings represent net income less non-core items (securities gains and nonrecurring items).

         Fourth quarter core operating earnings were $7.95 million, or $0.33 per diluted share, increases of 20.1 percent and 26.9 percent, respectively over 1999. The increases for the year and the quarter in core operating earnings were due mainly to the growth in net interest income. During both periods the loan loss provision was higher due to continued loan growth and an increase in loan charge-offs. The per share amounts reported reflect Area's 3-for-2 stock split which occurred in December 2000.

         Net income for 2000 was $37.73 million, 1.4 percent below 1999 net income of $38.26 million. Net income per diluted share, however, increased $0.03, or 2.0 percent, up from $1.50 in 1999 to $1.53. The net income decrease stemmed largely from a reduction in after-tax gains on the sales of securities and an after-tax consolidation expense. Net income per diluted share was positively impacted by the 1.6 million shares purchased as part the previously announced buy-back programs of 1999 and 2000.

         Fourth quarter 2000 net income was $7.75 million, or $0.32 per diluted share, up 64.0 percent and 68.4 percent over the same quarter in 1999.

         "We are pleased to report these results for 2000," said John Ray, Executive Vice President and Chief Operating Officer. "This is especially so because we anticipate even greater efficiencies and brand awareness now that we have substantially completed the consolidation of operations under the AREA Bank banner (other than Vine Street Trust, Lexington)."

         Ray said the $2.77 billion holding company and its AREA Banks (www.abcbank.com) will continue to offer customers across Kentucky a unique banking advantage - the financial strength of the state's largest bank holding company coupled with the service advantages of banks that are locally controlled by their own presidents and directors.

         Cash-based core operating earnings, which are core operating earnings adjusted for the amortization of goodwill and other intangibles, were $36.03 million, or $1.46 per diluted share for the year 2000, representing increases of
26.4 percent and 31.5 percent over 1999, respectively.

         Fourth quarter cash-based core operating earnings were $9.31 million, or $0.38 per diluted share, representing increases of 26.0 percent and 31.0 percent over 1999, respectively.

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         AREA now operates 2 banks with 75 banking centers and 96 automatic teller machines in 39 Kentucky cities from its headquarters in Owensboro to Louisville to Lexington to the mountains of Eastern Kentucky. Through its subsidiaries, AREA offers a broad range of bank-related services, including trust and brokerage services.

      The following unaudited statistical summary is provided as supplemental information:

TWELVE MONTHS ENDED DECEMBER 31, 2000                                     CORE                    CASH-BASED
(Amounts in thousands except per          REPORTED       NON-CORE      OPERATING    INTANGIBLE  CORE OPERATING
share data and percentages)                INCOME         ITEMS(1)       INCOME    AMORTIZATION     INCOME
Income before taxes                       $ 56,873      $ (12,739)      $ 44,134      $ 6,799      $ 50,933
Income tax expense                          19,140         (5,577)        13,563        1,341        14,904
                                          --------      ---------       --------      -------      --------
NET INCOME                                $ 37,733      $  (7,162)      $ 30,571      $ 5,458      $ 36,029
                                          ========      =========       ========      =======      ========
Per diluted share                         $   1.53      $   (0.29)      $   1.24      $  0.22      $   1.46
Return on average assets                      1.39%                         1.13%                      1.33%
Return on average equity                     13.67%                        11.08%                     13.05%

TWELVE MONTHS ENDED DECEMBER 31, 1999
Income before taxes                       $ 55,088      $ (19,509)      $ 35,579      $ 3,430      $ 39,009
Income tax expense                          16,829         (6,828)        10,001          514        10,515
                                          --------      ---------       --------      -------      --------
NET INCOME                                $ 38,259      $ (12,681)      $ 25,578      $ 2,916      $ 28,494
                                          ========      =========       ========      =======      ========
Per diluted share                         $   1.50      $   (0.50)      $   1.00      $  0.11      $   1.11
Return on average assets                      1.69%                         1.13%                      1.26%
Return on average equity                     14.40%                         9.62%                     10.72%

(1) See Non-Core Items Detail below.

THREE MONTHS ENDED DECEMBER 31, 2000                                     CORE                    CASH-BASED
(Amounts in thousands except per          REPORTED       NON-CORE      OPERATING    INTANGIBLE  CORE OPERATING
share data and percentages)                INCOME         ITEMS(1)       INCOME    AMORTIZATION     INCOME
Income before taxes                       $ 11,290      $     325       $ 11,615      $ 1,709      $ 13,324
Income tax expense                           3,536            132          3,668          344         4,012
                                          --------      ---------       --------      -------      --------
NET INCOME                                $  7,754      $     193       $  7,947      $ 1,365      $  9,312
                                          ========      =========       ========      =======      ========
Per diluted share                         $   0.32      $    0.01       $   0.33      $  0.05      $   0.38
Return on average assets (2)                  1.13%                         1.16%                      1.35%
Return on average equity (2)                 11.06%                        11.34%                     13.29%

THREE MONTHS ENDED DECEMBER 31, 1999
Income before taxes                       $  6,381      $   2,903       $  9,284      $   900      $ 10,184
Income tax expense                           1,652          1,016          2,668          128         2,796
                                          --------      ---------       --------      -------      --------
NET INCOME                                $  4,729      $   1,887       $  6,616      $   772      $  7,388
                                          ========      =========       ========      =======      ========
Per diluted share                         $   0.19      $    0.07       $   0.26      $  0.03      $   0.29
Return on average assets (2)                  0.82%                         1.14%                      1.28%
Return on average equity (2)                  7.06%                         9.88%                     11.03%

(1)  See Non-Core Items Detail below.  (2) Percentages annualized.

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
                                                        3 MONTHS ENDED              12 MONTHS ENDED
                                                          DECEMBER 31                  DECEMBER 31
INCOME STATEMENT                                      2000          1999           2000           1999
(Amounts in thousands)
Taxable equivalent net interest income             $   28,760   $    24,886    $   111,719    $    93,327
Provision for loan losses                               1,299           235          2,523            736
Non-interest income                                     7,295         7,044         45,094         46,045
Non-interest expenses                                  22,263        24,164         92,291         79,128
Income taxes                                            3,536         1,652         19,140         16,829
Taxable equivalent adjustment                           1,203         1,150          5,126          4,420
NET INCOME                                         $    7,754   $     4,729    $    37,733    $    38,259

BALANCE SHEET AVERAGES
Total assets                                       $2,735,846   $ 2,292,815    $ 2,709,825    $ 2,258,263
Earning assets                                      2,515,011     2,126,411      2,504,747      2,090,627
Shareholders' equity                                  278,827       265,689        276,035        265,769

                                                       3 MONTHS ENDED              12 MONTHS ENDED
                                                         DECEMBER 31                  DECEMBER 31
NON-CORE ITEMS DETAIL                                 2000         1999          2000             1999
(Amounts in thousands)
Effect on net income Add (deduct), net of taxes:
   Security (gains) losses                         $      193   $        (3)   $    (8,808)   $   (13,834)
   Insurance settlement                                    --            --             --           (615)
   Gain on sale of OREO/fixed assets                       --          (710)           (93)          (710)
   Consolidation costs                                     --            --          1,491             --
   Merger/acquisition-related adjustments                  --         2,600            248          2,478
                                                   ----------   -----------    -----------    -----------
TOTAL NET INCOME EFFECT ON NON-CORE ITEMS          $      193   $     1,887    $    (7,162)   $   (12,681)
                                                   ==========   ===========    ===========    ===========

END OF PERIOD BALANCE SHEET                 DECEMBER 31    SEPTEMBER 30     DECEMBER 31
(Amounts in thousands)                         2000            1999            2000
Total securities                            $  549,845      $  546,845      $  492,716
Loans                                        1,935,946       1,929,777       1,631,396
Allowance for loan losses                       27,630          27,706          23,055
Intangibles                                     63,945          65,700          32,969
Total assets                                 2,768,470       2,746,701       2,340,521
Deposits                                     2,149,349       2,076,351       1,711,782
Borrowings                                     301,579         367,358         338,049
Shareholders' equity                           286,639         277,705         266,964
Book value per share                             11.79           11.35           10.78

ASSET QUALITY
Non-accrual loans                           $    4,036      $    2,452      $    1,078
90 days past due and still accruing              1,755           3,047             990
OREO                                             1,966             797             203
                                            ----------      ----------      ----------
Total non-performing assets                 $    7,757      $    6,296      $    2,271
                                            ==========      ==========      ==========
Allowance for Loan Losses(ALL)-to-loans           1.43%           1.44%           1.41%
ALL coverage of nonperforming assets             356.2%          440.1%        1,015.2%



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
                                                             AS OF AND FOR           AS OF AND FOR
                                                            3 MONTHS ENDED          12 MONTHS ENDED
                                                             DECEMBER 31               DECEMBER 31
OPERATING HIGHLIGHTS                                      2000         1999         2000          1999
(Amounts in thousands except per share data)
Net income                                             $    7,754   $    4,729   $   37,733    $   38,259
Core operating net income                                   7,947        6,616       30,571        25,578
Cash-based core operating net income                        9,312        7,388       36,029        28,494
Basic earnings per share                                     0.32         0.19         1.54          1.52
Core operating basic earnings per share                      0.33         0.27         1.25          1.01
Cash-based core operating basic earnings per share           0.38         0.30         1.47          1.13
Diluted earnings per share                                   0.32         0.19         1.53          1.50
Core operating diluted earnings per share                    0.33         0.26         1.24          1.00
Cash-based core operating diluted earnings per share         0.38         0.29         1.46          1.11



                                                              AS OF AND FOR              AS OF AND FOR
                                                              3 MONTHS ENDED            12 MONTHS ENDED
                                                                DECEMBER 31                DECEMBER 31
SELECTED RATIOS AND DATA                                     2000         1999         2000          1999
(Percentages amounts annualized)
Return on average assets                                     1.13%        0.82%        1.39%         1.69%
Core operating return on average assets                      1.16%        1.14%        1.13%         1.13%
Cash-based core operating return on average
     tangible assets                                         1.39%        1.30%        1.36%         1.28%
Return on average equity                                    11.06%        7.06%       13.67%        14.40%
Core operating return on average equity                     11.34%        9.88%       11.08%         9.62%
Cash-based core operating return on average
    tangible equity                                         17.33%       12.62%       16.76%        12.32%
Net interest margin-tax equivalent                           4.55%        4.64%        4.46%         4.46%
Equity-to-assets                                            10.35%       11.41%       10.35%        11.41%

         This release contains forward-looking statements including statements relating to present or future trends or factors generally affecting the banking industry and specifically affecting Area's operations, markets and products. Without limiting the foregoing, the words "believes," "anticipates," "intends," "expects" or similar expressions are intended to identify forward-looking statements. These forward-looking statements involve risks and uncertainties. Actual results could differ materially from those projected for many reasons, including, without limitation, changing events and trends that have influenced Area's assumptions, but that are beyond Area's control. Additional information and other factors that could affect future financial results are included in Area's filings with the Securities and Exchange Commission.

CONTACT: John Ray at (270) 688-7753.


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AREA BANCSHARES CORPORATION

SUPPLEMENTAL FINANCIAL DATA SCHEDULE TO JANUARY 22, 2001 PRESS RELEASE

                                                   3 MONTHS ENDED  12 MONTHS ENDED
INCOME STATEMENT DATA                               DECEMBER 31,     DECEMBER 31,
(Amounts in thousands)                                 2000              2000
Interest income                                    $    54,326        $  206,087
Interest expense                                        26,769            99,494
Tax equivalent adjustment                                1,203             5,126
Commissions and fees on fiduciary activities             1,524             5,898
Service charges, commissions and fees                    5,450            20,663
Securities gains (losses), net                            (325)           15,279
Salaries and employee benefits                           9,843            40,469
Occupancy and equipment expense                          3,773            13,530
Data processing expense                                  1,078             5,915

                                                   3 MONTHS ENDED  12 MONTHS ENDED
PERIOD DATA                                         DECEMBER 31,     DECEMBER 31,
(Amounts in thousands)                                 2000              2000
Average Loans                                      $ 1,939,728        $1,915,731
Average interest-bearing liabilities                 2,131,449         2,106,051

Weighted average basic shares outstanding               24,336            24,491
Weighted average diluted shares outstanding             24,385            24,640

Gross charge-offs                                        1,807             3,630
Recoveries                                                 432             1,359
                                                   -----------        ----------
Net charge-offs                                    $     1,375        $    2,271
                                                   ===========        ==========

END OF PERIOD BALANCE SHEET                        DECEMBER 31,
(Amounts in thousands)                                2000
Loans                                              $ 1,935,946
Interest-bearing liabilities                         2,118,340
Common shares outstanding                               24,318







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